Exhibit 99.1

CVSL AND THE LONGABERGER COMPANY SIGN DEFINITIVE AGREEMENT

For immediate release

(March 15, 2013)

Dallas, TX — Computer Vision Systems Laboratories Corp. (CVSL) and The Longaberger Company announced today that a definitive agreement has been signed to bring Longaberger into CVSL’s direct selling strategy, and that the boards of directors of both companies have unanimously approved the transaction.

“This is a great day for The Longaberger Company.  It’s fitting that in our 40th anniversary year we can fulfill my father’s dream that our sales field and employees will have the opportunity to share in ownership of our business,” said president and CEO Tami Longaberger.

On January 11, 2013, CVSL and Longaberger announced that a letter of intent had been signed for the transaction, in which publicly-held CVSL would acquire a controlling interest in Longaberger, which then would participate in CVSL’s strategy for growth in the direct selling channel.

“Our vision is that CVSL will be a worldwide champion of micro-enterprise, where anyone can find fulfillment, belonging and economic benefit in a family of outstanding companies, each of which will keep its own separate identity,” said CVSL chairman John Rochon.

“We are delighted that Longaberger is the first company to join us.  We will continue our effort to identify additional direct selling companies that will make a good fit within our CVSL family,” said Mr. Rochon.

Under the agreements signed today and approved by both companies’ boards, CVSL will acquire a controlling voting interest in privately-held Longaberger, in exchange for shares of CVSL stock to Ms. Longaberger.

“Since announcing in January the exciting news of our intent to join forces with CVSL, we’ve worked diligently to keep the recapitalization process moving,” said Ms. Longaberger. “We’re thrilled that our effort has come to a successful conclusion.  Now we can move forward as a proud member of the CVSL family.  There are so many benefits to The Longaberger Company, our sales field, our employees and our customers, and we’re excited about this giant step for everyone associated with The Longaberger Company,” she said.

Ms. Longaberger continues as Longaberger president and CEO and is also a member of the CVSL board of directors.

Cautionary Note Regarding Forward-Looking Statements:

This press release contains forward-looking statements that involve risks and uncertainties. All statements other than statements of historical fact contained in this press release, including statements regarding future events, our future financial performance, business strategy, and acquisitions strategy, and our plans and objectives for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only expectations and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” in our Annual Report on Form 10-K for our fiscal year ended December 31, 2011 and in our Form 8-K filed on October 1, 2012 as subsequently amended on December 28, 2012 and those discussed in other documents we file with the Securities and Exchange Commission, which may cause our actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements to differ materially from expectations.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this press release to conform our statements to actual results or changed expectations.

Media Contact:  Russell Mack 740 322-5119 russ.mack@longaberger.net

Investor Relations: Scott Pumper spumper@internationalequitiesgroup.com